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                              SECOND AMENDMENT TO
                            1994 STOCK OPTION PLAN
                             FOR OUTSIDE DIRECTORS
                           OF COLTEC INDUSTRIES INC


                  WHEREAS, Coltec Industries Inc, a Pennsylvania corporation (the "Company"), adopted the 1994 Stock Option Plan for Outside Directors of Coltec Industries Inc (the "Plan"); and

                  WHEREAS, the Plan was first amended in 1997, among other things, to allow for limited transferability of stock options by outside directors of the Company;

                  WHEREAS, the Board of Directors of the Company (the "Board") desires to further amend the Plan in certain respects;

                  WHEREAS, Section 10.01 of the Plan states that the Plan may be amended at any time by the Board, subject to shareholder approval if required under applicable law; and

                  WHEREAS, the Board has determined that shareholder approval of the amendments to the Plan as provided herein are not required under applicable law.

                  NOW, THEREFORE, the Plan is hereby amended in the following respects:

                  1. Section 5.02 of the Plan is hereby amended in its entirety to read as follows:

                  5.02 Periodic Grants. "Each Outside Director who is reelected to the Board by the shareholders of the Company at an Annual or Special Meeting of the shareholders of the Company called for that purpose shall be awarded, effective as of each such date of reelection, an additional Option to purchase 3,000 shares of Common Stock (the "Subsequent Option")".

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                  2. Section 6.02 of the Plan is hereby amended by adding the following provision at the end thereof:

                  "Notwithstanding the foregoing provisions of Section 6.01 and 6.02, all Options shall immediately and fully vest and become exercisable upon the occurrence of a change in control of the Company (as defined herein); provided, however that no such acceleration of vesting and exercisability of Options shall occur if (x) it shall be determined by the Company's independent auditors that such acceleration shall prevent the Company from consummating a business combination approved by the Board which combination is intended to be accounted for under the pooling of interests method of accounting and (y) the Board affirmatively determines that such accelerated vesting and exercisability of Options shall not occur. For purposes hereof, a "change in control of the Company" shall be deemed to occur if:

                           (i) any person (as defined in sections 13(d) and
                  14(d) of the Exchange Act), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, acquires "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 25% of the combined voting power of the Company; or

                           (ii) during any period of two consecutive years,
                  individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections 6.02(i), 6.02(iii) or 6.02(iv) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                           (iii) the shareholders of the Company approve a
                  merger other than (i) a merger which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other

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                  fiduciary holding securities under an employee benefit plan of the Company, at least 67% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or (ii) a merger effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or


                           (iv) the shareholders of the Company approve a plan
                  of complete liquidation of the Company or a sale of substantially all of the Company's assets."

                  3. Except as hereinabove provided, the Plan is ratified and confirmed in all respects.

                  IN WITNESS WHEREOF, this Second Amendment to the Plan is
hereby adopted effective as of            , 1998.

                                                  BOARD OF DIRECTORS OF
                                                  COLTEC INDUSTRIES INC


                                                  By: _______________________